Execution Copy

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into effective as of May 11, 2007, among ENSERCO ENERGY INC., a South Dakota corporation (the “Borrower”), FORTIS CAPITAL CORP. (“Fortis”), a Connecticut corporation, as a Bank, an Issuing Bank and as Administrative Agent, Documentation Agent and Collateral Agent for the Banks (in such capacity, the “Agent”), BNP PARIBAS ("BNP Paribas”), a bank organized under the laws of France, as an Issuing Bank and a Bank, U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, as a Bank, SOCIETE GENERALE, a bank organized under the laws of France, as a Bank (“SocGen”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, successor by merger to UFJ BANK LIMITED, NEW YORK BRANCH (“BTMU”), a bank organized under the laws of Japan, acting through its New York Branch, as a Bank, and each other financial institution which may become a party hereto (collectively, the “Banks”).

WHEREAS, the Borrower, Agent and the Banks entered into that certain Second Amended and Restated Credit Agreement, dated to be effective as of June 1, 2006, (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Banks extend and increase the Uncommitted Line to $300,000,000 and make certain other amendments to the Credit Agreement and the Banks are willing to do so subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.            Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

2.            Amendments to Credit Agreement. The Credit Agreement is hereby amended commencing on the Effective Date (as hereinafter defined) as follows:

(a)          Definition of Advance Line Limit. The definition of “Advance Line Limit” is amended to read as follows:

“‘Advance Line Limit’ means the maximum amount of Revolving Loans which may be outstanding at any time, which maximum amount shall be determined as follows:

Borrowing Base Sub-Cap in Effect	Advance Line Limit
$300,000,000	$100,000,000
$250,000,000	$100,000,000
$200,000,000	$ 75,000,000
$175,000,000	$ 75,000,000
$150,000,000	$ 50,000,000
$100,000,000	$ 50,000,000”

(b)          Definition of Applicable Margin. The definition of “Applicable Margin” is amended to read as follows:

“‘Applicable Margin’ means:

(a)         with respect to Base Rate Loans: one half of one percent (0.50%); and

(b)        with respect to Eurodollar Rate Loans: one and one-half percent (1.50%).”

(c)          Definition of Borrowing Base Advance Cap. Clause (a) of the definition of “Borrowing Base Advance Cap” is amended to read as follows:

“(a)	$300,000,000.00;”

(d)          Definition of Borrowing Base Sub-Cap. The definition of “Borrowing Base Sub-Cap” is amended to read as follows:

‘“Borrowing Base Sub-Cap’ means, on the Closing Date, an amount equal to $200,000,000.00; provided, however, Borrower may elect to change such Borrowing Base Sub-Cap five (5) times during any twelve (12) month period to be any of $100,000,000.00, $150,000,000.00, $175,000,000.00, $200,000,000.00, $250,000,000.00 or $300,000,000.00 (provided that, regardless of any Elected Performance L/C Cap, the Borrowing Base Sub-Cap shall never exceed $300,000,000.00), which modified Borrowing Base Sub-Cap shall continue in effect until again changed by Borrower in accordance with this Agreement, or until automatically reduced as hereinafter set forth. Notwithstanding the foregoing, Borrower may not elect a Borrowing Base Sub-Cap unless Borrower’s Net Working Capital and Tangible Net Worth at the time of election are greater than, or equal to, the amounts specified below:

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(a)          If Borrower elects $300,000,000.00, Borrower’s Net Working Capital and Tangible Net Worth must each be at least $55,500,000.00 plus an amount equal to 30% of the Elected Performance L/C Cap;

(b)          If Borrower elects $250,000,000.00, Borrower’s Net Working Capital and Tangible Net Worth must each be at least $46,250,000.00 plus an amount equal to 30% of the Elected Performance L/C Cap;

(c)          If Borrower elects $200,000,000.00, Borrower’s Net Working Capital and Tangible Net Worth must each be at least $37,000,000.00 plus an amount equal to 30% of the Elected Performance L/C Cap;

(d)          If Borrower elects $175,000,000.00, Borrower’s Net Working Capital and Tangible Net Worth must each be at least $32,375,000.00 plus an amount equal to 30% of the Elected Performance L/C Cap;

(e)          If Borrower elects $150,000,000.00, Borrower’s Net Working Capital and Tangible Net Worth must each be at least $27,750,000 plus an amount equal to 30% of the Elected Performance L/C Cap; or

(f)           If Borrower elects $100,000,000.00, Borrower’s Net Working Capital and Tangible Net Worth must each be at least $18,500,000 plus an amount equal to 30% of the Elected Performance L/C Cap.

Borrower shall elect which Borrowing Base Sub-Cap is in effect from time to time by delivering to Agent and Banks a written notice of such election in the form of Exhibit I which is attached hereto. In the event that after Borrower makes a Borrowing Base Sub-Cap election and Borrower’s Net Working Capital or Tangible Net Worth as reflected on a Compliance Certificate delivered to Agent are not in compliance with the requirements set forth above, the Borrowing Base Sub-Cap shall be automatically reduced to the appropriate level set forth above to cause compliance with the requirements set forth above, provided that if Borrower fails to qualify for (a), (b), (c), (d) or (e) or fails to elect a Borrowing Base Sub-Cap, then the Borrowing Base Sub-Cap shall be $100,000,000.00. Such reduction shall take place upon Agent’s receipt of such Compliance Certificate or notice of election. NOTWITHSTANDING THE FOREGOING, BORROWER MAY NOT ELECT A BORROWING BASE SUB-CAP IN AN AMOUNT IN EXCESS OF THE THEN TOTAL UNCOMMITTED LINE

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AMOUNT SUBSCRIBED AS SET FORTH ON SCHEDULE 2.01 FROM TIME TO TIME.”

(e)          Definition of Elected Ninety (90) Day Swap L/C Cap. The definition of “Elected Ninety (90) Day Swap L/C Cap” is amended to read as follows:

“‘Elected Ninety (90) Day Swap L/C Cap’ means a minimum initial election of an amount equal to $25,000,000.00; provided, however, Borrower may elect to change such Elected Ninety (90) Day Swap L/C Cap five (5) times during any twelve (12) month period to be $25,000,000.00, $50,000,000.00, $75,000,000.00 or $100,000,00.00, which modified Elected Ninety (90) Day Swap L/C Cap shall continue in effect until again changed by Borrower in accordance with this Agreement, or until automatically reduced as hereinafter set forth. Notwithstanding the foregoing, Borrower may not elect an Elected Ninety (90) Day Swap L/C Cap unless the Borrowing Base Sub-Cap in effect at the time of election is greater than or equal to, the amounts specified below:

(a)          If the Borrower elects $25,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $100,000,000; or

(b)          If the Borrower elects $50,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $175,000,000; or

(c)          If the Borrower elects $75,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $250,000,000; or

(d)          If the Borrower elects $100,000,000.00, the Borrowing Base Sub-Cap in effect at the time of election must be equal to $300,000,000.00.

Borrower shall elect which Elected Ninety (90) Day Swap L/C Cap is in effect from time to time by delivering to Agent a written notice of such election in the form of Exhibit K which is attached hereto. In the event that after Borrower makes an Elected Ninety (90) Day Swap L/C Cap election and the Borrowing Base Sub-Cap is not in compliance with the requirements set forth above, the Elected Ninety (90) Day Swap L/C Cap shall be automatically reduced to the appropriate level set forth above to cause compliance with the requirements set forth above, provided that if Borrower fails to qualify for (a), (b), (c) or (d), or fails to elect an Elected Ninety (90) Day Swap L/C Cap, the Elected Ninety (90) Day Swap L/C Cap shall be zero. Such reduction shall take place upon Agent’s receipt of such Compliance Certificate or notice of election.

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NOTWITHSTANDING THE FOREGOING, BORROWER MAY NOT ELECT AN ELECTED NINETY (90) DAY SWAP L/C CAP IN AN AMOUNT IN EXCESS OF THE AMOUNT OF THE THEN L/C SUB-LIMIT CAP FOR NINETY (90) DAY SWAP LC/S AS SET FORTH IN THE DEFINITION OF L/C SUB-LIMIT CAP BELOW.”

(f)           Definition of Elected Performance L/C Cap. The definition of “Elected Performance L/C Cap” is amended by inserting “$5,000,000.00,” before “$10,000,000.00” on line three of such definition.

(g)          Definition of Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap. The following definition of “Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap” is added to Section 1.01 of the Credit Agreement:

“‘Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap’ means a minimum initial election of an amount equal to $25,000,000.00; provided, however, Borrower may elect to change such Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap five (5) times during any twelve (12) month period to be $25,000,000.00, $50,000,000.00 or $75,000,000.00, which modified Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap shall continue in effect until again changed by Borrower in accordance with this Agreement, or until automatically reduced as hereinafter set forth. Notwithstanding the foregoing, Borrower may not elect an Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap unless the Borrowing Base Sub-Cap in effect at the time of election is greater than or equal to, the amounts specified below:

(a)          If the Borrower elects $25,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $100,000,000; or

(b)          If the Borrower elects $50,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $175,000,000; or

(c)          If the Borrower elects $75,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $250,000,000.

Borrower shall elect which Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap is in effect from time to time by delivering to Agent a written notice of such election in the form of Exhibit L which is attached hereto. In the event that after Borrower makes an Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap election and the Borrowing Base Sub-Cap is not in compliance with the requirements set forth above, the Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap shall be automatically reduced to the appropriate level set forth above to cause

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compliance with the requirements set forth above, provided that if Borrower fails to qualify for (a), (b), (c) or (d), or fails to elect an Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap, the Elected Three Hundred Sixty-Five (365) Day Swap L/C Cap shall be zero. Such reduction shall take place upon Agent’s receipt of such Compliance Certificate or notice of election. NOTWITHSTANDING THE FOREGOING, BORROWER MAY NOT ELECT AN ELECTED THREE HUNDRED SIXTY-FIVE (365) DAY SWAP L/C CAP IN AN AMOUNT IN EXCESS OF THE AMOUNT OF THE THEN L/C SUB-LIMIT CAP FOR THREE HUNDRED SIXTY-FIVE (365) DAY SWAP LC/S AS SET FORTH IN THE DEFINITION OF L/C SUB-LIMIT CAP BELOW.”

(h)          Definition of Elected Transportation L/C Cap. The definition of “Elected Transportation L/C Cap” is added to Section 1.01 of the Credit Agreement:

“‘Elected Transportation L/C Cap’ means a minimum initial election of an amount equal to $25,000,000.00; provided, however, Borrower may elect to change such Elected Transportation L/C Cap five (5) times during any twelve (12) month period to be $25,000,000.00, $50,000,000.00 or $75,000,000.00, which modified Elected Transportation L/C Cap shall continue in effect until again changed by Borrower in accordance with this Agreement, or until automatically reduced as hereinafter set forth. Notwithstanding the foregoing, Borrower may not elect an Elected Transportation L/C Cap unless the Borrowing Base Sub-Cap in effect at the time of election is greater than or equal to, the amounts specified below:

(a)          If the Borrower elects $25,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $100,000,000; or

(b)          If the Borrower elects $50,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $175,000,000; or

(c)          If the Borrower elects $75,000,000, the Borrowing Base Sub-Cap in effect at the time of election must be equal to or greater than $250,000,000.

Borrower shall elect which Elected Transportation L/C Cap is in effect from time to time by delivering to Agent a written notice of such election in the form of Exhibit M which is attached hereto. In the event that after Borrower makes an Elected Transportation L/C Cap election and the Borrowing Base Sub-Cap is not in compliance with the requirements set forth above, the Elected Transportation L/C Cap shall be automatically reduced to the appropriate level set forth above to cause compliance with

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the requirements set forth above, provided that if Borrower fails to qualify for (a), (b) or (c), or fails to elect an Elected Transportation L/C Cap, the Elected Transportation L/C Cap shall be zero. Such reduction shall take place upon Agent’s receipt of such Compliance Certificate or notice of election. NOTWITHSTANDING THE FOREGOING, BORROWER MAY NOT ELECT AN ELECTED TRANSPORTATION L/C CAP IN AN AMOUNT IN EXCESS OF THE AMOUNT OF THE THEN L/C SUB-LIMIT CAP FOR TRANSPORTATION LC/S AS SET FORTH IN THE DEFINITION OF L/C SUB-LIMIT CAP BELOW.”

(i)           Definition of Expiration Date. Clause (a) of the definition of “Expiration Date” is amended to read as follows:

“(a)	May 9, 2008; or”

(j)           Definition of L/C Sub-limit Cap. The definition of “L/C Sub-limit Cap” is amended to read as follows:

“‘L/C Sub-limit Cap’ means the cap upon L/C Obligations under particular types of Letters of Credit Issued under the Borrowing Base Line as follows (each such type below is referred to herein as a “Type” of Letter of Credit):

(a)          Performance L/Cs - $25,000,000.00, but not to exceed the Elected Performance L/C Cap then in effect;

(b)          Transportation L/Cs - $75,000,000.00 but not to exceed the Elected Transportation L/C Cap then in effect;

(c)          Ninety (90) Day Swap L/Cs - $100,000,000.00, but not to exceed the Elected Ninety (90) Day Swap L/C Cap then in effect;

(d)          Three Hundred Sixty-Five (365) Day Swap L/Cs - $75,000,000.0 but not to exceed the Elected Three Hundred Sixty-Five (365) Day Swap L/C then in effect; and

(e)          Supply L/Cs - $300,000,000.00 less any amounts outstanding under (a), (b), (c) or (d) above.”

(k)          Definition of Maturity Date. The definition of “Maturity Date” is revised to read as follows:

“‘Maturity Date’ means May 9, 2009.”

(l)           Definition of Swap Banks. The definition of “Swap Banks” is amended to read as follows:

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“‘Swap Banks’ means Fortis, BNP Paribas, SocGen and U.S. Bank and their Affiliates in their capacity as a party to a Swap Contract, and any other Bank approved by all the Banks which has signed and become a party to the Intercreditor Agreement. The term ‘Swap Banks’ shall also include a former Bank or an Affiliate of a former Bank that is party to a Swap Contract with the Borrower, provided that such former Bank or Affiliate was a Bank or an Affiliate of a Bank at the time it entered into such Swap Contract and thereafter remains a party to the Intercreditor Agreement and entitled to the benefit of the Security Agreements. BNP Paribas Futures, Inc. shall not be treated as a Swap Bank.”

(m)         Definition of Unhedged Transportation Exposure. The definition of “Unhedged Transportation Exposure” is amended to read as follows:

“‘Unhedged Transportation Exposure’ means the amount of any transportation expenses Borrower incurs prior to the transportation of Product less any such expenses that are supported by Transportation L/Cs issued pursuant to this Agreement.”

(n)          Section 7.02 (Certificates; Other Information). The following paragraph is added to Section 7.02 following clause (i):

“Whenever any report or other information due under this Section 7.02 is due on a day other than a Business Day, such report or other information shall be due on the following Business Day.”

(o)          Section 7.15 (Financial Covenants). Clauses (a) and (b) of Section 7.15 are amended to read as follows:

“7.15     Financial Covenants. The Borrower shall at all times maintain:

(a)          minimum Net Working Capital equal to the greater of (i) $18,500,000.00 or (ii) the amount of Net Working Capital then required under the definition of Borrowing Base Sub-Cap.

(b)          minimum Tangible Net Worth equal to the greater of (i) $18,500,000.00 or (ii) the amount of Tangible Net Worth then required under the definition of Borrowing Base Sub-Cap.”

(p)	Section 8.11 (Net Position). Section 8.11 is amended to read as follows:

“8.11     Net Position. At no time will the Borrower allow the Net Position with respect to natural gas and crude oil/distillates to exceed the amounts specified below:

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Borrowing Base Sub-Cap in Effect	Net Position for Natural Gas May Not Exceed	Net Position for Crude Oil and Distillates for Crude Blending May Not Exceed
$100,000,000	500,000 MMBtu	150,000 bbl
$150,000,000	1,250,000 MMBtu	250,000 bbl
$175,000,000	1,250,000 MMBtu	300,000 bbl
$200,000,000	1,500,000 MMBtu	400,000 bbl
$250,000,000	1,500,000 MMBtu	500,000 bbl
$300,000,000	1,500,000 MMBtu	600,000 bbl”

(q)          Section 8.15 (Unhedged Transportation Exposure). Section 8.15 is amended to read as follows:

“8.15     Unhedged Transportation Exposure. At no time will the Borrower allow its Unhedged Transportation Exposure to exceed the amounts specified below, provided, however, that Borrower’s Unhedged Transportation Exposure may exceed such amounts by one-third (1/3) of the amount by which its Net Working Capital and Tangible Net Worth exceeds the minimum amount required under Section 7.15.

Borrowing Base Sub-Cap in Effect	Unhedged Transportation Exposure May Not Exceed
$100,000,000	$3,000,000
$150,000,000	$3,000,000
$175,000,000	$4,000,000
$200,000,000	$4,000,000
$250,000,000	$5,500,000
$300,000,000	$6,500,000”

(r)           Schedule 2.01 (Uncommitted Line and Uncommitted Line Portions). Schedule 2.01 is deleted and replaced by Schedule 2.01 attached to this Amendment.

(s)	Exhibits.

(i)           Exhibit L (Form of Notice of Three Hundred Sixty-Five (365) Day Swap L/C Cap Election) and Exhibit M (Form of Notice of Transportation L/C Cap Election) are attached to this Amendment.

(ii)          All references in the Credit Agreement to Exhibit L are replaced by reference to Exhibit N.

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3.            Effectiveness of Amendment. This Amendment shall be effective on the date (the “Effective Date”) the Agent and the Banks receive the following:

(a)	An executed copy of this Amendment;

(b)          An Amended and Restated Promissory Note in favor of Fortis in the amount of $105,000,000.00;

(c)          An Amended and Restated Promissory Note in favor of BNP Paribas in the amount of $75,000,000.00;

(d)          An Amended and Restated Promissory Note in favor of SocGen in the amount of $60,000,000.00;

(e)          An Amended and Restated Promissory Note in favor of BTMU in the amount of $40,000,000.00;

(f)           Payment of all fees and expenses due and owing to the Agent and the Banks.

4.            Post-Effectiveness Agreement. The Borrower, the Agent and the Banks agree that, as soon as practicable following the Effective Date of this Amendment, the Borrower may establish one or more Bank Blocked Accounts at Wells Fargo Bank, N.A., provided that each such account is subject to a Blocked Account Agreement in form and substance satisfactory to the Agent, and that such accounts will be considered Bank Blocked Accounts for purposes of the Credit Agreement.

5.	Ratifications, Representations and Warranties.

(a)          The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and the Banks agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

(b)          To induce the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists on the date hereof, and (iii) that the Borrower is fully authorized to enter into this Amendment. THE BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY DISCRETIONARY ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY

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REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. THE BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT THE BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

6.            Benefits. This Amendment shall be binding upon and inure to the benefit of the Banks and the Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

7.            Governing Law. THIS AMEDMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE.

8.            Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

9.            Entire Agreement. THIS CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

10.          Reference to Credit Agreement. The Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

11.          Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ENSERCO ENERGY INC.,

a South Dakota corporation

By: /s/ Thomas M. Ohlmacher

Name: Thomas M. Ohlmacher

Title:	President and Chief Operating Officer

350 Indiana Street, Suite 400

Golden, Colorado 80401

Attention: Thomas M. Ohlmacher

Telephone: (303) 568-3261

Facsimile: (303) 568-3250

FORTIS CAPITAL CORP.,

as Agent

By: /s/ Irene C. Rummel

Name: Irene C. Rummel

Title:	Senior Vice President
By: /s/ Leonard Russo

Name: Leonard Russo

Title:	Managing Director

15455 North Dallas Parkway

Suite 1400

Addison, TX 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

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FORTIS CAPITAL CORP.,

as a Bank and an Issuing Bank

By: /s/ Irene C. Rummel

Name: Irene C. Rummel

Title:	Senior Vice President
By: /s/ Leonard Russo

Name: Leonard Russo

Title:	Managing Director

15455 North Dallas Parkway

Addison, TX 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

BNP PARIBAS,

as an Issuing Bank and a Bank

By: /s/ Keith Cox

Name: Keith Cox

Title:	Managing Director
By: /s/ Christine Dirringer

Name: Christine Dirringer

Title:	Director

787 Seventh Avenue

New York, NY 10019

Attention: Keith Cox

Phone: (212) 841-2575

Fax: (212) 841-2536

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U.S. BANK NATIONAL ASSOCIATION,

as a Bank

By: /s/ Monte E. Deckerd

Name: Monte E. Deckerd

Title:	Vice President

918 17th Street

DNCOBB3E

Denver, CO 80202

Attn:	Monte Deckerd

Phone: (303) 585-4212

Fax: (303) 585-4362

SOCIETE GENERALE,

as a Bank

By: /s/ Emmanuel Chesneau

Name: Emmanuel Chesneau

Title:	Managing Director

1221 Avenue of the Americas

New York, NY 10020

Attn: Barbara Paulsen

Phone: (212) 278-6496

Fax: (212) 278-7953

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,

as a Bank

By: /s/ Chan K. Park

Name: Chan K. Park

Title:	SVP & Manager

1251 Avenue of the Americas

New York, NY 10020-1104

Attention:	Commodities & Structured Trade Finance Group – Chan Park

Phone: (212) 782-5512

Fax: (212) 782-5871

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SCHEDULE 2.01

UNCOMMITTED LINE AND

UNCOMMITTED LINE PORTIONS

(EXCLUDING SWAP CONTRACTS)

I.	Uncommitted Line:

A.	Maximum Line:	$300,000,000.00

B.	Total Line Amount Subscribed:	$300,000,000.00

C.	Subscribed Percentage:	100%

II.	Uncommitted Line Portions:

A.	Subscribed Amounts:

Bank	Dollar Amount	Pro Rata Share

Fortis Capital Corp.	$105,000,000.00	35.000000000%
BNP Paribas	$75,000,000.00	25.000000000%
Societe Generale	$60,000,000.00	20.000000000%
The Bank of Tokyo-Mitsubishi UFJ	$40,000,000.00	13.333333333%
U.S. Bank	$20,000,000.00	6.666666667%
Total Subscribed Line Portions	$300,000,000.00	100%

III.	Advance Line Limit:	$ 100,000,000.00 -- $50,000,000.00

Effective Date: May 11, 2007

EXHIBIT L

FORM OF

NOTICE OF THREE HUNDRED SIXTY-FIVE (365) DAY SWAP L/C CAP ELECTION

[Date]

Fortis Capital Corp.

15455 North Dallas Parkway, Suite 1400

Addison, Texas 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

Re:

Second Amended and Restated Credit Agreement, dated to be effective as of June 1, 2006 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy Inc., (the “Borrower”), the banks that from time to time are parties thereto, and Fortis Capital Corp., as Agent

Ladies and Gentlemen:

The Borrower, acting through its duly authorized Responsible Officers (as that term is defined in the Agreement), notifies the Banks that Borrower elects a Three Hundred Sixty-Five (365) Day Swap L/C Cap of $___________ and certifies to each of the Banks that the Borrower is in compliance with the Agreement and in particular certifies the following as of ____________ the Borrowing Base Sub-Cap is $__________.

Further, the undersigned hereby certifies (i) that the Net Position has at no time exceeded the limitations set forth in Section 8.11 of the Agreement; (ii) that the undersigned has no knowledge of any Defaults under the Agreement which existed as of [______________] or which exist as of the date of this letter and giving effect to the Borrowing Base Sub-Cap requested herein; and (iii) all of Borrower’s representations and warranties under the Agreement are true and correct as of the date hereof.

Very truly yours,

ENSERCO ENERGY INC.,

a South Dakota corporation

By:
Name:
Responsible Officer

c/c The Banks

EXHIBIT M

FORM OF

NOTICE OF TRANSPORTATION L/C CAP ELECTION

[Date]

Fortis Capital Corp.

15455 North Dallas Parkway, Suite 1400

Addison, Texas 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

Re:

Second Amended and Restated Credit Agreement, dated to be effective as of June 1, 2006 (as amended or supplemented from time to time, the “Agreement”), by and among Enserco Energy Inc., (the “Borrower”), the banks that from time to time are parties thereto, and Fortis Capital Corp., as Agent

Ladies and Gentlemen:

The Borrower, acting through its duly authorized Responsible Officers (as that term is defined in the Agreement), notifies the Banks that Borrower elects a Transportation L/C Cap of $___________ and certifies to each of the Banks that the Borrower is in compliance with the Agreement and in particular certifies the following as of ____________ the Borrowing Base Sub-Cap is $__________.

Further, the undersigned hereby certifies (i) that the Net Position has at no time exceeded the limitations set forth in Section 8.11 of the Agreement; (ii) that the undersigned has no knowledge of any Defaults under the Agreement which existed as of [______________] or which exist as of the date of this letter and giving effect to the Borrowing Base Sub-Cap requested herein; and (iii) all of Borrower’s representations and warranties under the Agreement are true and correct as of the date hereof.

Very truly yours,

ENSERCO ENERGY INC.,

a South Dakota corporation

By:
Name:
Responsible Officer

c/c The Banks